UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2004





                                   CREE, INC.
             (Exact name of registrant as specified in its charter)


  North Carolina                   000-21154                      56-1572719
 (State or other            (Commission File Number)          (I.R.S. Employer
  jurisdiction                                               Identification No.)
of incorporation)



                4600 Silicon Drive, Durham, North Carolina 27703
                    (Address of principal executive offices)



                                 (919) 313-5300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 9:  Regulation FD Disclosure

     Cree, Inc. (the "Company") announced that its Board of Directors has extended the Company's stock repurchase program through February 28, 2005. Under the repurchase program the Company has been authorized to repurchase up to 7,000,000 shares of common stock. A total of 4,002,502 shares have been repurchased under the program and 2,997,498 shares remain available for future purchase. The repurchase program can be implemented through open market or privately negotiated transactions at the discretion of the Company's management. The Company will continue to determine the time and extent of any repurchases based on its evaluation of market conditions and other factors.

     In addition, on February 26, 2004, the Company presented at NCINVEST2004, a conference sponsored by the Research Triangle chapters of the National Investor Relations Institute and the Association for Corporate Growth. At the presentation, the Company confirmed the current quarter financial targets that it provided in its January 15, 2004 press release, which was furnished in a Current Report on Form 8-K the same day. The presentation was webcast and is available for replay for approximately two weeks through a link available from the Company's website at www.cree.com, under the heading "Investor Calendar." The Company does not include the information provided on that website as a part of, nor incorporate such information by reference into, this Current Report on Form 8-K.

     This Form 8-K contains or refers to forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results, including with respect to the Company's third quarter targets, could differ materially due to a number of factors, including potential changes in demand; the risk that price stability, improved operational efficiencies, and the favorable product mix the Company has recently experienced will not continue; the risk that, due to the complexity of the Company's manufacturing processes, it may experience production delays that preclude it from shipping sufficient quantities to meet customer orders or that result in higher production costs and lower margins; risks associated with the ramp up of its production for its new products; the rapid development of new technology and competing products that may impair demand or render its products obsolete; the potential lack of customer acceptance for its products; risks associated with its pending securities and other litigation and SEC inquiry; and other factors discussed in its filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 29, 2003 and subsequent reports filed with the SEC.

     The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CREE, INC.



                                  By:   /s/ Charles M. Swoboda
                                        ---------------------------------------
                                        Charles M. Swoboda
                                        Chief Executive Officer and President


Dated:  February 27, 2004